Financial Highlights

First Quarter 2005 Earnings Presentation

May 3, 2005

Forward Looking Statements

Except for historical information, this presentation may include forward-
looking statements which are subject to certain risk factors that could cause actual results to differ materially from those presented in the forward looking statements. Some of the risk factors that could affect future results are described in our Annual Report on Form 10-K as filed with the
Securities and Exchange Commission. Because we have a limited operating history, most of the statements contained in this document relating to Quanta and its business, including statements relating to our competitive strengths and business strategies, are forward-looking statements. A conference call discussing the first quarter results will be held at 9:00am Eastern Time on May 3, 2005.  The call will be available on the Internet through the company’s website or at www.streetevents.com.

First Quarter Financial Highlights

John Brittain, Jr., Chief Financial Officer

Quanta continues to grow and diversify its revenues
$142.9m of NPW or 27% growth year/year

Total Specialty Insurance:  $54.8m of NPW or 72% growth
year/year

Total Reinsurance: $88.1m of NPW or 9% growth year/year

Quanta Technical Services:  $7.2m of total revenues or
10% growth year/year

Environmental Strategies Consulting accounted for the majority of
1Q05 revenues

Third Party Consulting is a future growth area for QTS

Financial Overview of 1Q05

Net Premiums Written by Product Line

(in $ millions)

NPW

NPW

1Q05

% Total

1Q04

% Total

Reinsurance

Property

$44.4

31.1%

$45.0

40.0%

Casualty

29.1

20.4%

20.3

18.0%

Marine, Technical Risk and Aviation

14.6

10.2%

15.4

13.7%

   Total Reinsurance

$88.1

61.6%

$80.7

71.7%

Insurance

HBW Program (Technical Risk Property)

$26.2

18.3%

$21.7

19.3%

Lloyds

12.7

8.9%

0.0

0.0%

Environmental Liability

3.5

2.5%

6.2

5.5%

Professional Liability

5.5

3.8%

2.9

2.6%

Other

6.9

4.8%

1.0

0.9%

   Total Insurance

54.8

38.4%

31.8

28.3%

Total

$142.9

100.0%

$112.5

100.0%

Summary of 1Q05 Results

1Q05

4Q04

1Q04

Gross premiums written

$172,726

$123,983

$118,729

Net premiums written

142,877

107,054

112,455

Net premium earned

91,486

87,527

27,235

Total revenues

104,952

103,712

38,587

Net Income (Loss)

$1,388

($14,426)

($4,525)

Earnings (loss) per share - diluted

$0.02

($0.25)

($0.08)

Adjustment for realized losses (gains)

0.01

0.00

(0.02)

Adjusted earnings (loss) per share - diluted

$0.03

($0.25)

($0.10)

GAAP Underwriting Ratios:

Loss Ratio

62.8%

83.1%

58.4%

Acquisition Expense Ratio

20.2%

20.7%

24.3%

G&A Expense Ratio

12.8%

14.9%

11.8%

Net Expense Ratio

33.0%

35.6%

36.1%

Combined Ratio

95.8%

118.7%

94.5%

(in $ thousands)

6

Premium & Revenue Growth

1Q05

4Q04

3Q04

2Q04

1Q04

Premium Production:

Gross premiums written

$172,726

$123,983

$116,729

$134,971

$118,729

Net premiums written

142,877

107,054

85,969

114,063

112,455

     % Retained

82.7%

86.3%

73.6%

84.5%

94.7%

Revenues:

Net premium earned

91,486

87,527

65,523

56,855

27,235

Technical service revenues

7,150

9,905

7,727

8,346

6,507

Net investment income

5,225

4,496

3,258

3,318

3,235

Other revenues

1,574

2,221

221

139

415

Total operating revenues

$105,435

$104,149

$76,729

$68,658

$37,392

   Net realized gains (losses)

(483)

(437)

297

(827)

1,195

Total revenues

$104,952

$103,712

$77,026

$67,831

$38,587

Sequential Growth:

Gross premiums written

39%

6%

-14%

14%

n/m

Net premiums written

33%

25%

-25%

1%

n/m

Total revenues

1%

35%

14%

76%

n/m

(in $ thousands)

7

Embedded Value

Invested Assets Growth

Unearned Premium Reserve Growth

(in $ thousands)

Note:  Portfolio leverage represents Total Invested Assets/Total Shareholders' Equity

3/31/05

12/31/04

9/30/04

6/30/04

3/31/04

Total  Invested Assets

$757,078

$675,179

$583,871

$509,899

$501,787

Quarterly increase

12.1%

15.6%

14.5%

1.6%

n/a

Portfolio Leverage

1.8X

1.6X

1.3X

1.0X

1.0X

3/31/05

12/31/04

9/30/04

6/30/04

3/31/04

Total  Unearned

premium reserves

$309,356

$247,936

$225,960

$183,749

$109,407

Quarterly increase

24.8%

9.7%

23.0%

67.9%

n/a

8